Exhibit (a)(3)

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND

                Certificate of Amendment of Declaration of Trust
                ------------------------------------------------

         The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder U.S. Government Securities Fund, a Massachusetts business trust (the "Trust"), acting pursuant to the authority granted to the Board of Trustees in the Amended and Restated Agreement and Declaration of Trust dated May 27, 1994, as amended (the "Declaration of Trust"), do hereby amend
Article I Section 1 of the Declaration of Trust, as follows:


         The name of the Trust is hereby changed from "Scudder U.S. Government Securities Fund" to "DWS US Government Securities Fund" effective February 6, 2006.


         IN  WITNESS  WHEREOF,   the  undersigned  have  this  day  signed  this
Instrument.


         /s/John W. Ballantine              /s/Lewis A. Burnham
         ------------------------------     ------------------------------
         John W. Ballantine, Trustee        Lewis A. Burnham, Trustee

         /s/Donald L. Dunaway               /s/James R. Edgar
         ------------------------------     ------------------------------
         Donald L. Dunaway, Trustee         James R. Edgar, Trustee

         /s/Paul K. Freeman                 /s/Robert B. Hoffman
         ------------------------------     ------------------------------
         Paul K. Freeman, Trustee           Robert B. Hoffman, Trustee

         /s/William McClayton               /s/Shirley D. Peterson
         ------------------------------     ------------------------------
         William McClayton, Trustee         Shirley D. Peterson, Trustee

                                            /s/Robert H. Wadsworth
         ------------------------------     ------------------------------
         William N. Shiebler, Trustee       Robert H. Wadsworth, Trustee

         /s/John G. Weithers
         ------------------------------
         John G. Weithers, Trustee



Dated as of November 16, 2005
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